UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 17, 2007

Marlin Business Services Corp.
(Exact name of registrant as specified in charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Fellowship Road
Mt. Laurel, NJ 08054
(Address of principal executive offices)

(888) 479-9111
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 17, 2007, Marlin Business Services Corp. (the “Company”) filed an amendment (the “Articles Amendment”) to the Amended and Restated Articles of Incorporation of Marlin Business Services Corp. (the “Articles”) with the Secretary of State of the Commonwealth of Pennsylvania to permit the issuance and transfer of both certificated and uncertificated shares of capital stock. The Articles Amendment amends the Articles by adding a provision to comply with new rules enacted by The NASDAQ Stock Market LLC, which require eligibility for a “direct registration program” by January 1, 2008.  The Articles Amendment, as approved by the Company’s Board of Directors, was effective upon filing with the Secretary of State. A copy of the Articles Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01                 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
3.1	Amendment to Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 17, 2007

MARLIN BUSINESS SERVICES CORP.
(Registrant)

/s/ Daniel P. Dyer
Daniel P. Dyer
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
3.1	Amendment to Amended and Restated Articles of Incorporation